Investor Presentation Exhibit 99.3 November 2023

Disclaimer On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed a business combination (the “Business Combination”) under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Form 10-Qs, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed not to be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities; share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Free Cash Flow and Adjusted Free Cash Flow are non-GAAP financial measures that represent net cash flow provided by operating activities less total capital expenditures, and Adjusted Free Cash is further adjusted to add back certain charges deemed not to be part of normal operating expenses and/or non-recurring charges, such as transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. REPAY believes that Adjusted EBITDA, Free Cash Flow and Adjusted Free Cash Flow provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Free Cash Flow and Adjusted Free Cash Flow are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Free Cash Flow, Adjusted Free Cash Flow or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Free Cash Flow and Adjusted Free Cash Flow alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

2 Agenda Introduction to REPAY REPAY Investment Highlights REPAY Financial Overview 1 2 3

1 Introduction to REPAY

REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs

AUTO FINANCE PERSONAL FINANCE AR AUTOMATION CREDIT UNIONS HEALTHCARE MORTGAGE ARM AP AUTOMATION Your Industry. Our Expertise. CONSUMER PAYMENTS BUSINESS PAYMENTS

Who We Are A leading, highly-integrated omnichannel payment technology platform modernizing Consumer and Business Payments CAGR is from 2020A–2022A As of 9/30/2023 Cash Flow Conversion calculated as 2022A Adjusted Free Cash Flow / 2022A Adjusted EBITDA. These are non-GAAP measures. See slide 1 for definitions and slides 30 and 31 for additional details 2022 ANNUAL CARD PAYMENT VOLUME HISTORICAL GROSS PROFIT CAGR(1) SOFTWARE INTEGRATIONS(2) $25.6Bn 37% 257 61% CASH FLOW CONVERSION(3)

LONG-TERM GROWTH ORGANIC GROWTH M&A CATALYSTS Deepen presence in existing verticals (e.g. Automotive, B2B, Credit Unions, Revenue Cycle Management, Healthcare) Expand into new verticals/geographies Transformational acquisitions extending broader solution suite Driving Shareholder Value 1) Third-party research and management estimates as of 9/30/2023 Secular trends away from cash and check toward digital payments Transaction growth in key verticals Further penetrate existing clients ~$5.2Tn TAM(1) Creates long runway for growth Deep presence in key verticals creates significant defensibility Highly attractive financial model = +

8

Our Strong Execution and Momentum

	July 2019[1]		Third Quarter 2023[2]
TOTAL ADDRESSABLE MARKET	~$535Bn	›	~$5.2Tn[3]
CLIENT COUNT	~4,000	›	~25,600
# OF ISV INTEGRATIONS	53	›	257

Delivering Superior Results (FY 2022)

+25%	+31%	+34%
CARD PAYMENT VOLUME	GROSS PROFIT	ADJ. EBITDA

(Represents YoY Growth)

1) As of 7/11/2019 (the closing date of the Business Combination)
2) As of 9/30/2023
3) Third-party research and management estimates

REPAY Realtime Electronic Payments

Driving Value for Shareholders Fast growing, large and underpenetrated market opportunity Deep presence in key verticals drives competitive moat Highly strategic and diverse client base Multiple avenues for long term, durable growth Experienced Board and Management team Highly attractive and profitable financial model Accelerating cash flow generation Strong balance sheet Investment Rationale

2 REPAY Investment Highlights

1 A leading, omnichannel payment technology provider Fast growing and underpenetrated market opportunity Vertically integrated payment technology platform driving frictionless payments experience Experienced board with deep payments expertise Multiple avenues for long-term growth Highly strategic and diverse client base 2 3 4 5 6 Key software integrations enabling unique distribution model Business Strengths and Strategies

12

1 | We are Capitalizing on Large, Underserved Market Opportunities

REPAY's existing verticals represent ~**$5.2Tn**[1] of projected annual total payment volume

END MARKET OPPORTUNITIES


Business Payments
AP Automation
$2.2Tn
AR Automation
$1.2Tn
Consumer Payments
Automotive Loans
$600Bn
Mortgage
$500Bn
Healthcare
$420Bn
Credit Unions
$185Bn
ARM
$70Bn
Personal Loans
$70Bn

$25.6Bn

REPAY's 2022 Annual Card Payment Volume

Growth Opportunities

- Future New Verticals
- Canada
- Buy Now. Pay Later.

1) Third-party research and management estimates as of 9/30/2023

REPAY
Realtime Electronic Payments

1 Key end markets have been underserved by payment technology and service providers Credit cards are not permitted in loan repayment which has resulted in overall low card penetration CLIENTS SERVING REPAY’S MARKETS ARE FACING INCREASING DEMAND FROM CUSTOMERS They want electronic and omnichannel payment solutions LOAN REPAYMENT, B2B, AND HEALTHCARE MARKETS Lagged behind other industry verticals in moving to electronic payments CONSUMER PAYMENTS BUSINESS PAYMENTS B2B payments have traditionally been made via check or ACH (including AP and AR) Shift towards high deductible health plans resulting in growing proportion of consumer payments

Card and Debit Payments Underpenetrated in Our Verticals The Nilson Report. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods Third-party research and management estimates. Personal Loans and Mortgage verticals represent debit card only. Across REPAY’s Verticals(2) Card Payment Penetration Across Industries(1) 1 <

REPAY Has Built a Leading Next-Gen Software Platform Proprietary, integrated payment technology platform reduces complexity for a unified commerce experience Pay Anywhere, Any Way, Any Time Businesses and Consumers Clients 2

REPAY Has Built a Leading Next-Gen Software Platform Value Proposition to REPAY’s Clients Accelerated payment cycle (ability to lend more / faster) through card processing Faster access to funds to help businesses with working capital 24 / 7 payment acceptance through “always open” omnichannel offering Direct software integrations into loan, dealer, and business management systems reduces operational complexity for client Improved regulatory compliance through fewer ACH returns 2 Clients Pay Anywhere, Any Way, Any Time

Value Proposition to REPAY’s Clients’ End Customers Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7 Option to make real-time payments through use of card transactions Immediate feedback that payment has been processed Omnichannel payment methods (e.g., Web, Mobile, IVR, Text) Fewer ancillary charges (e.g., NSF fees) for borrowers through automatic recurring online debit card payments 2 Pay Anywhere, Any Way, Any Time Businesses and Consumers REPAY Has Built a Leading Next-Gen Software Platform

Consumer Payments Offering Omnichannel Capabilities across Modalities 2 Clients in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

2

Powerful Business Payments Offering

19

ACCOUNTS RECEIVABLE AUTOMATION

- Deep ERP Integrations
- Multiple Payment Methods
- Tracking and Reconciliation
- Highly Secure



Suppliers
Cash Inflow
TotalPay Solution
Cash Outflow
Buyers

ACCOUNTS PAYABLE AUTOMATION

- Automated Reporting and Reconciliation
- Multiple Payment Options Including Virtual Card and Cross Border
- Vendor Management
- Client Rebates

REPRESENTATIVE CLIENTS

Castle Group · Shepherd Center · Akron Public Schools · valspar · Allegheny Health Network · match · Hennessy Automobile Companies · LifeBridge Health · Driven Brands · meineke · Maaco

One-stop-shop B2B payments solutions provider

Key Software Integrations Accelerate Distribution REPAY leverages a vertically tiered sales strategy supplemented by software integrations to drive new client acquisitions Tier 3 (Direct Sales) $5MM+ Monthly Volume Tier 2 (Direct Sales) $1MM – $5MM Monthly Volume Tier 1 (Call Center) <$1MM Monthly Volume Sales Support Team NUMBER OF SOFTWARE INTEGRATION PARTNERS (1) Sales Strategy / Distribution Model 3 47% CAGR Software Integrations Management estimate as of 9/30/2023

Attractive and Diverse Client Base Across Key Verticals REPAY’s platform provides significant value to >25,600 clients (1) offering solutions across a variety of industry verticals Healthcare Other ARM B2B Loan Repayment ~20% of card payment volume(2) 4 Management estimate as of 9/30/2023 LTM as of 9/30/2023 Percentage of Card Payment Volume (2) One-stop shop B2B payments solutions provider, offering AP automation and AR merchant acquiring solutions to ~5,000(1) clients Integrations with ~96(1) leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals AP: Media, Healthcare, Home Services & Property Management, Auto, Municipality, and Other AR: Manufacturing, Distribution, and Hospitality BUSINESS PAYMENTS CONSUMER PAYMENTS ~80% Blue chip ISV partnerships with ~161(1) integrations and ~20,600(1) clients, including ~266(1) credit unions Market leader in several niche verticals, including the following: Personal Finance Auto Finance Credit Unions ARM Healthcare Mortgage Diversified Retail & Other RCS: Best-in-class clearing & settlement solutions for ~30(1) ISOs and owned clients Expansions into adjacent Buy-Now-Pay-Later vertical as well as Canada ~20%

5

Demonstrated Ability to Acquire and Successfully Integrate Businesses

22

Represents a significant opportunity to enhance organic growth in existing verticals and accelerate entry into new markets and services

THEME	ACQUISITIONS	RATIONALE
New Vertical Expansion	Sigma 2016; paidsuite 2017; APS* 2019; ventanex* 2020; cPayPlus* 2020; CPS* 2020; BillingTree* 2021; kontrol* 2021; payix* 2021	• Expansion into the Healthcare, Automotive, Receivables Management, B2B Acquiring, B2B Healthcare, Mortgage Servicing, B2B AP Automation, BNPL verticals
Deepen Presence in Existing Verticals	paymaxx 2017; BillingTree* 2021; payix* 2021	• Accelerates expansion into Automotive, Credit Union and Receivables Management verticals
Extend Solution Set via New Capabilities	TriSource* 2019; ventanex* 2020	• Back-end transaction processing capabilities, which enhance M&A strategy • Value-add complex exception processing capabilities

**Completed since becoming a public company*

Demonstrated ability to source, acquire, and integrate various targets across different verticals

Dedicated team to manage robust M&A pipeline

REPAY
Realtime Electronic Payments

Majority of growth within Consumer Payments is derived from further penetration of existing client base. Majority of growth within Business Payments is derived from acquiring new clients. Multiple Levers to Continue to Drive Growth EXPAND USAGE AND INCREASE ADOPTION (1) ACQUIRE NEW CLIENTS IN EXISTING VERTICALS (2) OPERATIONAL EFFICIENCIES FUTURE MARKET EXPANSION OPPORTUNITIES STRATEGIC M&A REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS 5

Richard Thornburgh Senior Advisor, Corsair Bob Hartheimer Senior Advisor, Klaros Group Experienced Board with Deep Payments Expertise John Morris CEO & Co-Founder Shaler Alias President & Co-Founder William Jacobs Former Board Member, Global Payments Board Member, Green Dot Former SVP, Mastercard Peter Kight Chairman, Founder of CheckFree Former Vice Chairman, Fiserv Paul Garcia Former Chairman and CEO, Global Payments Maryann Goebel Former CIO, Fiserv 9-member board of directors comprised of industry veterans and influential leaders in the financial services and payment industries Emnet Rios CFO, Digital Asset 6

3 REPAY Financial Overview

Financial Highlights Low volume attrition and low risk portfolio Differentiated technology platform & ecosystem Deeply integrated with client base Recurring transaction / volume-based revenue 2022 ANNUAL CARD PAYMENT VOLUME $25.6B SOFTWARE INTEGRATIONS(1) 257 CASH FLOW CONVERSION(2) 61% HISTORICAL CARD PAYMENT VOLUME CAGR(3) 30% HISTORICAL GROSS PROFIT CAGR(3) 37% HISTORICAL ADJUSTED EBITDA CAGR(3) 45% REPAY’s Unique Model Translates Into A Highly Attractive Financial Profile As of 9/30/2023 Cash Flow Conversion calculated as 2022A Adjusted Free Cash Flow / 2022A Adjusted EBITDA. These are non-GAAP measures. See slide 1 under “Non-GAAP Financial Measures” and see slides 30 and 31 for reconciliations CAGR is from 2020A-2022A

Total Card Payment Volume ($Bn) Revenue ($MM) Significant Volume and Revenue Growth… REPAY has generated strong, consistent volume growth, resulting in ~$25.6Bn in annual card processing volume in 2022 REPAY’s revenue growth has been strong, resulting in 34% CAGR from 2020 to 2022 42% 25% 35% 48% YoY Growth 41% 27% YoY Growth 30% CAGR 34% CAGR

Gross Profit ($MM)(1) Adjusted EBITDA ($MM)(2) ...Translating into Accelerating Profitability… Gross margins are improving due to a decrease in processing costs Highly scalable platform with attractive margins 73% 77% 75% 38% % Margin 43% 45% % Margin Gross profit represents revenue less costs of services These are non-GAAP measures. See slide 1 under “Non-GAAP Financial Measures” and see slide 30 for reconciliation 45% CAGR 37% CAGR

Consumer Payments Business Payments …Across Our Segments 32% y/y growth 28% y/y growth Gross Profit Margin 76.6% 79.1% Take Rate 1.20% 1.23% Take rate represents revenue / card payment volume 24% y/y growth 26% y/y growth Gross Profit Margin 70.3% 69.4% Take Rate 0.78% 0.78% (1) (1)

30

Adjusted EBITDA Reconciliation

($MM)	2020A[12]	2021A	2022A
Net Loss	**($117.4)**	**($56.0)**	**$8.7**
Interest Expense	14.4	3.7	4.4
Depreciation and Amortization[1]	60.8	89.7	107.8
Income Tax Benefit	(12.4)	(30.7)	6.2
EBITDA	**($54.5)**	**$6.6**	**$127.0**
Loss on extinguishment of debt[2]	–	5.9	–
Loss on termination of interest rate hedge[3]	–	9.1	–
Non-cash change in fair value of warrant liabilities[4]	70.8	–	–
Non-cash change in fair value of contingent consideration[5]	(2.5)	5.8	(3.3)
Non-cash impairment loss[6]		2.2	8.1
Non-cash change in fair value of assets and liabilities[7]	12.4	14.1	(66.9)
Share-based compensation expense[8]	19.4	22.3	20.5
Transaction expenses[9]	10.9	19.3	19.0
Restructuring and other strategic initiative costs[10]	1.1	4.6	7.9
Other non-recurring charges[11]	1.8	3.3	12.3
Adjusted EBITDA	**$59.6**	**$93.2**	**$124.6**

1) For the twelve months ended December 31, 2022 and 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. For the twelve months ended December 31, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus and CPS. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects write-off of debt issuance costs relating to Hawk Parent's term loans.
3) Reflects realized loss of REPAY's interest rate hedging arrangement which terminated in conjunction with the repayment of Hawk Parent's term loans.
4) Reflects the mark-to-market fair value adjustments of the warrant liabilities.
5) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
6) For the year ended December 31, 2022, reflects impairment loss related to trade names write-off of BillingTree and Kontrol. For the year ended December 31, 2021, reflects impairment loss related to trade names write-off of TriSource, APS, Ventanex, cPayPlus and CPS.
7) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
8) Represents compensation expense associated with equity compensation plans.
9) Primarily consists of (i) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, (ii) during the year ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings, and (iii) during twelve months ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus, as well as professional service expenses related to the June 2020 and September 2020 equity offerings.
10) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the years ended December 31, 2022, 2021, and 2020. Additionally, for the year ended December 31, 2022, reflects one-time severance payments.
11) For the year ended December 31, 2022, reflects one-time settlement payments to certain clients and partners, payments made to third-parties in connection with expansion of our personnel, non-recurring acquisition bonus payments, franchise taxes and other non-income based taxes, other payments related to COVID-19, non-cash rent expense, loss on disposal of fixed assets, and reflects loss on termination of lease. For the year ended December 31, 2021, reflects one-time payments to certain clients and partners, and other payments related to COVID-19. Additionally, to be consistent with the current year presentation, for the year ended December 31, 2021, reflects payments made to third-parties in connection with expansion of our personnel and franchise taxes and other non-income based taxes. For the year ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company, payments made to third-parties in connection with expansion of our personnel, franchise taxes and other non-income based taxes, one-time settlement payments to certain clients, and other payments related to COVID-19.
12) Does not include adjustments of $32.6 million for the twelve months ended December 31, 2020, which were presented as pro forma adjustments in previously filed reports, for incremental depreciation and amortization recorded due to fair-value adjustments for Hawk Parent under ASC 805 as a result of Business Combination.

REPAY
Realtime Electronic Payments

31

Adjusted Free Cash Flow Reconciliation

($MM)	2021A	2022A
Net Cash provided by Operating Activities	**$53.3**	**$74.2**
Capital expenditures		
Cash paid for property and equipment	(2.9)	(3.2)
Cash paid for intangible assets	(20.6)	(33.6)
Total capital expenditures[1]	(23.5)	(36.8)
Free Cash Flow	**$29.8**	**$37.4**
Adjustments		
Transaction expenses[2]	19.3	19.0
Restructuring and other strategic initiative costs[3]	4.6	7.9
Other non-recurring charges[4]	3.3	12.3
Adjusted free cash flow	**$56.9**	**$76.6**
Adjusted EBITDA	**$93.2**	**$124.6**
Adjusted free cash flow conversion[5]	**61%**	**61%**

1) Excludes acquisition costs that are capitalized as channel relationships.
2) Primarily consists of (i) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the year ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
3) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the years ended December 31, 2022, and 2021. Additionally, for the year ended December 31, 2022, reflects one-time severance payments.
4) For the year ended December 31, 2022, reflects one-time settlement payments to certain clients and partners, payments made to third-parties in connection with expansion of our personnel, non-recurring acquisition bonus payments, franchise taxes and other non-income based taxes, other payments related to COVID-19, non-cash rent expense, loss on disposal of fixed assets, and reflects loss on termination of lease. For the year ended December 31, 2021, reflects one-time payments to certain clients and partners, and other payments related to COVID-19. Additionally, to be consistent with the current year presentation, for the year ended December 31, 2021, reflects payments made to third-parties in connection with expansion of our personnel and franchise taxes and other non-income based taxes.
5) Represents Adjusted free cash flow / Adjusted EBITDA.

REPAY
Realtime Electronic Payments

Thank you